SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of  1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[X ] Preliminary Proxy Statement
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240-14a-11(c) or 240.14a-12 [ ] Confidential, for use of the Commission
     only (as permitted by Rule 14a-6(e)(2)

                   LMH Fund, Ltd.
         (Name of Registrant as Specified In Its Charter)

                   LMH Fund, Ltd.
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X ] No fee required
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

      1) Title of each class of securities to which transaction applies

      2) Aggregate number of securities to which transaction applies

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

      4)  Proposed maximum aggregate value of transaction: N/A

      5)  Total Fee Paid: N/A

[  ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

1) Amount Previously Paid:

2) Form Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Preliminary Copy
                         LMH FUND, LTD.
                   560 Hudson St., 2nd floor
                      Hackensack, NJ 07601
                         (212) 486-2004

March   , 1997


Dear Shareholder:


You are cordially invited to attend a Special Meeting of Shareholders of
LMH FUND, LTD. on April   , 1997 at 2:00 p.m. Eastern time at the
offices of Matrix Asset Advisors, 444 Madison Ave., Suite 302, New York,
NY 10022.


The matters to be acted upon at the meeting are described in the enclosed Notice of Meeting and Proxy Statement. We urge you to consider these matters carefully and to complete, sign, and return the enclosed proxy card(s) in the accompanying postage paid envelope.

Your vote is very important. Please complete, sign and return the enclosed proxy card so that your shares will be represented. By doing so promptly, you will help avoid the expense of follow-up solicitations that may otherwise be necessary to obtain a quorum. If you later decide to attend the meeting, you may revoke your proxy at that time and vote your shares in person.


Sincerely,


David A. Katz, Vice President, Chief Investment Officer,  and
Secretary

                     QUESTIONS AND ANSWERS

     Q.  What is the purpose of this proxy solicitation?

     A.  The purpose of this proxy is to ask you to vote on two issues:
(1) to approve a new investment advisory agreement with Matrix Asset Advisors ("Matrix"), the Fund's current Sub-Advisor and (2) to elect a Board of five directors.

     Q. What changes in directors and officers will occur if the proposals are approved?


     A. Mr. Leonard Heine, Chairman and President of the Fund and of Heine Management Group ("Heine Management"), the Fund's investment advisor since its inception in 1983, is retiring from management of the
Fund and the Advisor is ceasing operations.   Mr. David A. Katz,
President of Matrix, the Fund's Sub-Advisor, and Vice President, Secretary, and Chief Investment Officer of the Fund, is standing for election as a Director, and if elected, it is anticipated that he will become President and Treasurer of the Fund. Mr. Heine will retire as a director of the Fund.


     Mr. Robert Rosencrans, currently a director, is standing for re-election, and two new candidates for director are proposed. Mr. Richard S. Harman is not standing for re-election.

     Q. Are there changes in the proposed investment advisory agreement?

     A. The terms of the proposed investment advisory agreement do not materially differ from the existing investment advisory agreement. The proposed agreement will be between the Fund and Matrix and the investment advisory fee will be paid to Matrix as investment advisor. Heine Management will cease operations. It is proposed that the fee rate payable will remain the same, i.e., 1.00% of the Fund's average daily net assets annually. If the Proposed Agreement is approved, it is anticipated that the Fund's name will be changed to "Matrix/LMH Value Fund."

     Q. Will the Fund's operating expenses be changed as a result of the proposed agreement?


     A. The Fund's operating expense ratio has continued to decline, dropping from 2.50% of average net assets at the end of the June 30,1994 fiscal year, to 1.84% at the close of the June 30, 1996 fiscal year, to 1.35% as of December 31, 1996 (reflecting advisory and sub-advisory fee reductions described below). No fee rate or expense items are proposed to be changed. Since Matrix became Sub-Advisor in July, 1996, it has waived its Sub-Advisory fee and Heine Management has waived all but 25% of its advisory fee. If the Agreement is approved, Matrix will be entitled to receive an investment advisory fee at the rate of 1.00% annually. This fee rate is identical to the fee rate payable to the Advisor under the current agreement. However, Matrix has undertaken to waive its fees and limit Fund operating expenses so that they will not exceed 1.65% annually for the remainder of calendar year 1997. This is a voluntary undertaking on the part of Matrix. If expenses were to exceed that amount, Matrix would waive all or a portion of its advisory fee or pay certain Fund operating expenses to assure that the limitation is not exceeded. While it is expected that if the Fund increases in size, operating expenses will continue to decline, a decrease in assets or other circumstances could cause expenses to increase, but not beyond 1.65% during 1997. Preliminary Copy LMH FUND, LTD. 560 Hudson St., 2nd floor Hackensack, NJ 07601 (212) 486-2004

Preliminary Copy

                        LMH FUND, LTD.
                    560 Hudson St., 2d floor
                      Hackensack, NJ 07601

           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         to be held on

                         April  , 1997


TO THE SHAREHOLDERS:


A Special Meeting of Shareholders of the  LMH Fund, Ltd. (the
"Fund") will be held on April   ,  1997 at 2:00 pm Eastern time at
the offices of Matrix Asset Advisors, 444 Madison Ave., Suite 302, New York, NY 10022 for the following purposes:


1. To consider approval of a proposed Investment Advisory
   Agreement between the Fund and Matrix Asset Advisors, Inc.;


2. To elect four members of the Board of Directors to serve indefinite terms;


3. To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on February 24, 1997 are entitled to notice of the meeting and to vote at the meeting or any adjournment thereof. Shareholders who attend the meeting may vote in person. Shareholders who do not expect to attend the meeting are urged by the Board of Trustees to complete, date, sign, and return the enclosed proxy card(s) in the enclosed postage-paid envelope. It is important that you return your signed proxy promptly so that a quorum may be ensured.

David A. Katz, Vice President, Chief Investment Officer, and
Secretary



March   , 1997

Preliminary Copy

                        LMH FUND, LTD.
                    560 Hudson St., 2d floor
                      Hackensack, NJ 07601

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS


to be held on April   , 1997

This Proxy Statement is being furnished to shareholders of LMH Fund, Ltd. (the "Fund") in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Fund. Proxies solicited will be used at the Special Meeting of shareholders of the Fund to be held on [Insert Date of Shareholder Meeting] and any adjournment thereof. This Proxy Statement describes matters to be voted upon at the meeting. Shareholders of record of the Fund at the close of business on February 28 , 1997 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, the Fund had net assets of $
 and there were                 shares of the Fund outstanding.  It
is expected that this proxy statement and accompanying proxy card will first be sent to shareholders of the Fund on or about March 21, 1997.

Each shareholder will be entitled to one vote for each share of the Fund held on the Record Date; any fractional share is entitled to a proportional fractional vote. If the accompanying Proxy Card is properly executed and returned, shares represented by it will not be counted but will be voted at the meeting. The persons named as proxies on the enclosed proxy card will vote shares represented by such proxy cards in accordance with your direction as indicated thereon. If no voting instructions are indicated, shares will be voted in favor of the Proposals. However, abstentions and broker non-votes will be counted in determining whether a quorum is present and thus will have the same effect as a vote against the Proposals. Shares will be voted in accordance with the recommendation of the Board with regard to any matters not known at this time to be presented at the meeting that properly come before it, election of persons as directors, if any of the nominees named herein are unable to serve, and matters incident to the conduct of the meeting.


A shareholder may revoke a proxy previously given by executing another, later dated, proxy, by giving written notice of revocation to the Fund at the address indicated above prior to the time the proxy is voted or by attending the meeting and voting in person at that meeting. More than 50% of the total outstanding shares of the Fund must be present (in person or by proxy) in order to conduct business at the meeting. The affirmative vote of the holders of a majority of the outstanding voting securities of the Fund on the Record Date is necessary to approve Proposal 1. As defined by the Investment Company Act of 1940 (the "1940 Act"), a "majority of the outstanding voting securities" of the Fund means the lesser of (1) 67% of the shares of the Fund present at a meeting of shareholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

The solicitation of proxies will be made primarily by mail. Employees or agents of Matrix Asset Advisors, Inc.("Matrix") the Fund's Sub-Advisor and proposed Investment Advisor, may also solicit proxies by telephone or other electronic means, or in person, but will not receive any special compensation for these activities. The cost of soliciting proxies in connection with the meeting will be paid by the Fund. Persons holding shares of the Fund as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the further solicitation. Approval of any such proposal to adjourn will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A vote may, however, be taken on any proposal in this proxy statement prior to any adjournment, if sufficient votes have been received for approval. Proxies received which voted in favor of the proposals will be voted in favor of any such adjournment and proxies received which voted against such proposals will be voted against such adjournment.



     PROPOSAL 1: APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT WITH MATRIX ASSET ADVISORS, INC.

Since the Fund's inception in 1983, Heine Management has served as the Fund's investment advisor pursuant to an Investment Advisory Agreement ("current agreement"). During the past year, Mr. Leonard Heine, who has owned and controlled the Advisor from its inception and has been the Fund's portfolio manager, informed the Board of Directors that he intended to retire from active management of the Fund on or about year-end 1996, and recommended to the current Board of Directors that it consider possible replacement Advisors. The Advisor recommended that Matrix Asset Advisors, Inc. be appointed as Sub-Advisor to the Fund for an interim period, during which time Matrix agreed to waive any sub-advisory fees payable from the Advisor and the Advisor agreed to waive payment of fees payable under the current Investment Advisory Agreement in excess of 25% of the net advisory fees due thereunder.
The Board of Directors reviewed the qualifications of Matrix and the terms of the proposed Sub-Advisory Agreement and at a meeting held on July 3, 1996, approved the Sub-Advisory Agreement whereby Matrix became Sub-Advisor to the Fund and Mr. David A. Katz, President and co-owner of Matrix, was appointed as Vice President, Secretary, and Chief Investment Officer of the Fund and became co-manager of the Fund's portfolio. Since that date Matrix has served, and continues to serve, as Sub-Advisor to the Fund without charge.

The Advisor's recommendation to the Board that Matrix be retained as Sub-Advisor stemmed principally from the Advisor's belief that in view of the Fund's small size and Mr. Katz' familiarity with the Fund and with Heine Management's investment approach, in light of his previous association with principals of Heine Management early in his career in the investment management business, it would be beneficial, in light of Matrix's willingness to provide such assistance, to have access to its experienced professional staff and greater resources. Among the factors the Board considered were the experience of Matrix's key investment management personnel, its investment performance record and the quality of services expected to be provided to the Fund by Matrix. In addition, the Board considered the agreements of Matrix and Heine Management with respect to fee waivers.


Based on the factors listed above, principally the familiarity with and consistency of Matrix's investment management approach with that of the Fund, and the experience to date with Matrix serving as Sub-Advisor, including its continuing willingness to consider fee reductions, the Board of Directors at a meeting held on February 11, 1997 approved an Investment Advisory Agreement between the Fund and Matrix as Investment Advisor, subject to approval by shareholders at this meeting as Proposal No. 1. The Proposed Agreement is set forth at Exhibit A.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
PROPOSAL NO. 1.

The terms of the proposed Investment Advisory Agreement ("proposed agreement") with Matrix do not differ materially from the existing Investment Advisory Agreement with the Advisor. Both agreements provide in essence that the Advisor (i) furnishes the Fund with a continuous investment program and strategy with respect to the investment of the Fund's assets, including the provision of advice on buying and selling securities and other investments and, management of the investments of the Fund, (ii) furnishes the Fund with office space (iii) provides or arranges for the provision of administrative services and most of the personnel needed by the Fund. Both the current and proposed Agreements provide that the Fund is to pay the Advisor a monthly management fee (accrued daily) based on the average daily net assets of the Fund at the rate of 1.00% annually.


Matrix has waived any fees payable to it under the Sub-Advisory Agreement from its inception on July 3, 1996 to date, and the Advisor has waived all but 25% of the net advisory fees otherwise due to it from July 3, 1996 to date. If the proposed agreement is approved, the full advisory fee rate will be accrued and payable to Matrix as Investment Advisor. However, Matrix has voluntarily undertaken to limit the Fund's annual ratio of operating expenses to average net assets ("expense ratio") to 1.65% for the remainder of calendar year 1997, and as a result may waive all or a portion of the advisory fees to which it would otherwise be entitled, and may in addition reimburse the Fund for other operating expenses in order to meet this limitation.


Both the current and proposed agreements further provide that the Fund bears all expenses incurred in the operation of the Fund that are not specifically assumed by the Advisor under the Advisory Agreement. These expenses include, but are not limited to, custodial and transfer agency fees, brokerage commissions, registration fees under the Federal securities laws and notice filing fees payable to states, taxes, legal, accounting, and auditing expenses. The current and proposed agreements are terminable at any time, without the payment of any penalty by the Fund, upon the vote of the Board or a majority of the outstanding voting securities of the Fund and on 60 days' written notice to the Advisor, or by the Advisor at any time, without payment of any penalty, on 60 days' written notice to the Fund. In addition, the Agreements terminate in the event of assignment as such term is defined in the 1940 Act.


Matrix and the Advisor. Matrix is a registered investment advisor which was founded in 1986. It provides investment advisory services to individuals, endowment, and pension accounts with a value totaling over $400 million. The two principal shareholders of Matrix are Mr. David A. Katz, Vice President, Chief Investment Officer and Secretary of the Fund and Mr. Morley Goldberg. Matrix is located at 444 Madison Avenue, New York, NY 10022. The Adviser has provided investment advisory services to the Fund since its inception in 1983 and formerly provided investment management services to individual and institutional investors. It is controlled by Mr. Leonard M. Heine, Jr.


Matrix and Mr. Heine have entered into a consulting agreement which provides that for a term of forty-two months, Mr.Heine will act as a consultant to the Adviser.As such he will render such services for the beneifit of the Fund to Matrix as Matrix may request, based on his experience, marketing expertise and knowledge of the Fund's operations. For such services, Mr. Heine will be entitled to receive from Matrix a monthly fee equal to (i) an amount equal to 25% of the management fees which would have been payable to the Advisor under the terms of the existing agreement with the Fund for the first 30 months of the 42 month term and (ii) 20% of such management fees for the last 12 months of such term.
If Matrix receives advisory fees during the initial thirty month period in excess of the amounts payable to Mr. Heine under this arrangement, the consulting agreement provides that he shall receive 35% of such management fees, subject to an overall limit of $57,750 for any 12 month period.

Section 15(f) of the Investment Company Act of 1940 sets forth certain conditions regarding the receipt of any amounts or benefits in connection with a change in control of an investment adviser. Although no change in control, assignment or sale of an interest in the Adviser will occur as a result of the proposed arrangements, the Fund will observe the conditions set forth in Section 15(f), i.e., (i ) no "unfair burden" can be imposed on the Fund as a result of the transaction, or any express or implied terms, , conditionsor understandings applicable thereto, and (ii) at least 75% of the Board of Directors must not be "interested persons" within the meaning of Section 15(f) of the 1940 Act for the three year period following the consummation of the transaction.

In the event that shareholders do not approve the proposed agreement, the Advisor and Sub-Advisor will continue to serve as such under the current agreement pending the Board's negotiation of new agreements with other advisory or sub-advisory organizaztions or making other appropriate arrangements, in either event subject to approval by shareholders.


The Board has approved a change in the name of the Fund to "Matrix/LMH Value Fund" contingent upon approval of the Proposed Agreement.

Set forth below is a table illustrating the current and pro forma fees, assuming approval of the proposed agreement.

COMPARATIVE FEE TABLE
Annual Fund Operating Expenses
(as a percentage of average net assets)

                                       Existing Fees        Proposed Fees


Management Fees                        1.00%                1.00%
12b-1 Fees                             None                 None
Other Expenses (after waiver)          0.84                 0.65%*
Total Fund Operating                   1.84%                1.65%*
 Expenses* (after waiver)

*1.84% was the Fund's actual operating expense ratio for the fiscal year
ended June 30, 1996.   The Fund's annualized operating expense ratio for
the semi-annual period ended December 31, 1996, after waivers of the sub-advisory fee and partial waiver of the advisory fee, was 1.35%. If Fund assets increase and operating expenses remain stable, it is expected that the operating expense ratio will remain at that level or decline, although there can be no assurance that this will be the case. However, in the event the new Investment Advisory Agreement is approved, Matrix has agreed that it will waive its fees and/or otherwise limit the Fund's operating expenses through the remainder of 1997 so that in no case will they exceed 1.65% of average net assets.


Example

This table illustrates the net transaction and operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period.


               1 year         3 years          5 years          10 years

Existing Fee    $19             $58               $100            $216

Proposed Fee    $17             $52               $ 90            $197


The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the Fund. The example above should not be considered a representation of past or future expenses of the Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

PROPOSAL 2.  ELECTION OF DIRECTORS


The present Board of Directors consists of Mr. Leonard M. Heine, Jr., President and Treasurer of the Fund and of the Advisor, and Mr. Richard
S. Harman and Mr. Robert Rosencrans, each of whom is not an "interested person" within the meaning of the Investment Company Act of 1940. It is proposed that the Board of Directors be increased from three to four persons. Mr. Heine will not stand for re-election and will retire as a director of the Fund. Mr. Harman is not standing for election. Mr. Rosencrans is standing for re-election. Mr. David A. Katz, President of Matrix and Vice President, Chief Investment Officer and Secretary of the Fund is a nominee for Director, together with two additional nominees who are not "interested persons." It is anticipated that Mr. Katz will be elected as President and Treasurer of the Fund. Each of the current Board members has been present at the meetings held during the past fiscal year. The directors who are not interested persons of the Fund serve as the Fund's audit committee, which met once in the past fiscal year. The audit committee reviews reports prepared by the Fund's independent public accountants, including reports on the Fund's internal control procedures, reviews and makes recommendations for audit services and fees charged for such services and makes such recommendations as it deems necessary.

The nominees for election as Board members, their ages and a description of their principal occupations for the past five years are listed in the table below. All nominees have consented to serve if elected. (*Denotes an "interested person" within the meaning of the Investment Company Act of 1940.)



*Mr. David A. Katz, Age 35

Mr. Katz is President of Matrix, with which he has been associated since 1986. He has served as Vice President, Chief Investment
Officer, and Secretary of the Fund since July, 1996.


Mr. Robert Rosencrans, Age 69

Mr. Rosencrans has been President of Columbia International, Inc., since
1984.

Mr. T. Michael Tucker, Age 54.

Mr. Tucker is the owner of T. Michael Tucker, a certified public accounting firm which he established in 1977.

Mr. Larry D. Kieszek, Age 46.

Mr. Kieszek is Managing Partner of Purvis, Gray & Company, a certified public accounting firm with which he has been associated since 1974.

During the fiscal year ended June 30, 1996 no directors received fees, compensation, reimbursement of expenses, retirement or other benefits.

The candidates receiving the affirmative vote of a plurality of the votes cast for election of Board members at the Meeting will be elected, provided that a quorum is present.

BENEFICIAL OWNERS


As of the date of this proxy statement, the following persons own of record and beneficially more than 5% of the Fund's outstanding shares of common stock: Richton International Corp., Madison, NJ 07940 __.__%; Andrew Levitt, P. Whalen-Levitt, Jt Ten, Greensboro, NC 27403, __.__% In addition, directors, nominees for director and all officers and directors as a group owned less than 1% of the Fund's outstanding shares of common stock.


ANNUAL MEETINGS

As a general matter, the Fund does not hold regular annual or other meetings of Shareholders. Should such meetings be scheduled, shareholders who wish to present a proposal for action at any such meeting should submit the proposal to the Secretary of the Fund, at 444 Madison Ave., New York, NY 10022, to be considered for inclusion in proxy materials for such a meeting.


The Fund will furnish without charge, a copy of the most recent annual report to shareholders of the Fund on request. Any requests should be directed to the Fund at (212) 486-2004 or sent to the Fund at the address in the preceding paragraph.


OTHER BUSINESS

Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement.




                              By order of the Board of Directors,



                                        March      , 1997

Exhibit A


                 INVESTMENT ADVISORY AGREEMENT

          AGREEMENT made this ____ day of __________, 1997 by and between MATRIX/LMH VALUE FUND, LTD. a Maryland corporation
(hereinafter referred to as the "Fund"), and MATRIX ASSET ADVISORS, INC., a Maryland corporation (hereinafter referred to as the "Advisor").

                       W I T N E S S E T H:

         WHEREAS, the Fund is engaged in business as a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

          WHEREAS, the Advisor is engaged principally in rendering management and investment advisory services and is registered as an investment Advisor under the Investment Advisors Act of 1940; and

          WHEREAS, the Fund desires to retain the Advisor to provide management and investment advisory services to the Fund in the manner and on the terms hereinafter set forth; and

          WHEREAS, the Advisor is willing to provide management and investment advisory services to the Fund on the terms and conditions hereafter set forth;

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Advisor hereby agree as follows:


                           ARTICLE I
                     Duties of the Advisor

          The Fund hereby employs the Advisor to act as investment advisor of the Fund and to furnish the management and investment advisory services described below, subject to the policies of the Fund and the review by, and overall consent of, the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Advisor hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for, or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (a) Management Services. The Advisor shall perform the management services necessary for the operation of the Fund as hereinafter provided. The Advisor shall generally monitor the Fund's compliance with investment policies and restrictions as set forth in its currently effective Prospectus and Statement of Additional Information relating to the shares of the Fund under the Securities Act of 1933, as amended (each a "Prospectus" and "Statement of Additional Information," respectively). The Advisor shall provide the Fund with such other services as the Advisor, subject to review by the Directors, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Advisor shall make reports to the Directors of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

          (b)  Investment Advisory Services.  With respect to the
Fund:

               (1) The Advisor shall provide such investment research, advice and supervision as the Fund may from time to time consider necessary for the proper supervision of the assets of the Fund, shall furnish continuously an investment program for the Fund, and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objectives, investment policies and investment restrictions as the same are set forth in the Fund's currently effective Prospectus and Statement of Additional Information. Should the Directors at any time, however, make any definite determination as to investment policy and notify the Advisor thereof in writing, the Advisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.


               (2) To the extent applicable, the Advisor shall also make decisions for the Fund as to foreign currency matters and make determinations as to foreign exchange contracts.

               (3) The Advisor shall make decisions for the Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

               (4) The Advisor shall take, on behalf of the Fund, all actions which it deems necessary to implement the Fund's investment policies, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Advisor is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund.

               (5) In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Fund, the Advisor is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Directors and set forth in the Fund's Prospectus and Statement of Additional Information. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Fund is affiliated (if any).


                           ARTICLE II
               Allocation of Charges and Expenses

          (a) The Advisor. The Advisor assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, shall pay all compensation relating to service to the Fund of Officers and Directors of the Fund who are affiliated persons of the Advisor, and shall pay the expenses of the Fund incurred in connection with the continuous offering of Fund shares.

          (b)  The Fund.   Except as described in paragraph (a) hereof,
the Fund assumes and shall pay all other Fund expenses, including, but not limited to: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, Prospectuses and Statements of Additional Information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under federal laws, making state filings and registering or qualifying under foreign laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Advisor, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.


                          ARTICLE III
                  Compensation of the Advisor

          (a) Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Advisor, the Fund shall pay to the Advisor at the end of each calendar month a fee, commencing on the day following effectiveness hereof, based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information. The fee is payable by the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

          If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof. During any period when the determination of net asset value is suspended by the Directors, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                           ARTICLE IV
             Limitation of Liability of the Advisor

          The Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Advisor" shall include any directors, officers and employees of the Advisor.

                           ARTICLE V
                   Activities of the Advisor

          The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor is free to render services to other investment advisory clients. It is understood that Directors, officers, employees and shareholders of the Fund may become interested in the Advisor, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of the Advisor are or may become similarly interested in the Fund.

                           ARTICLE VI
           Duration and Termination of this Agreement

          This Agreement shall become effective as of the date first above written and shall remain in force with respect to the Fund until __________, 1999 and thereafter, but only so long as such continuance is specifically approved with respect to the Fund at least annually by:
(i) the Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          This Agreement may be terminated at any time without the payment of any penalty, by the Directors or by the vote of a majority of the outstanding voting securities of the Fund, or by the Advisor, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                          ARTICLE VII
                  Amendments of this Agreement

          This Agreement may be amended by the parties only if such amendment is specifically approved by: (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                          ARTICLE VIII
                  Definitions of Certain Terms

          The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                           ARTICLE IX
                         Governing Law

          This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                              MATRIX/LMH VALUE FUND, INC.


                              By:
                                   Name:
                                   Title:

                              MATRIX ASSET ADVISORS, INC.


                              By:
                                   Name:
                                   Title:

                                            Preliminary Copy


Please mark, date and return this Proxy by April  , 1997.

     Proxy Solicited on Behalf of the Board of Directors of the LMH Fund for the Meeting of Shareholders to be held on

                       April    , 1997

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE ADOPTION OF ALL PROPOSALS

                         LMH FUND, LTD.

The undersigned hereby appoints Leonard M. Heine and David A. Katz and each of them, his/her true and lawful agents and proxies with full power of substitution in each to represent the undersigned at
the Meeting of Shareholders to he held on April   , 1997 at the
offices of the Fund and at any adjournments thereof, on all matters coming before said meeting.

  (1) Approval of the Advisory Agreement between the Fund and Matrix Asset Advisors, Inc.

     _____FOR            _____AGAINST        _____ABSTAIN

  (2)   Election of 4 members of the Board of Directors

 For all nominees__   Withhold authority for all nominees ___  .

 To withhold authority for any individual nominees, strike a line through the nominee's name listed below.

 David A. Katz; Robert M. Rosencrans; T. Michael Tucker; Larry D. Kieszek

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no decision is made, this proxy will be voted FOR proposals 1 and 2.


Please sign exactly as name or names appear hereon. Joint owners should each sign personally. Corporate and partnership accounts should be signed in the full corporate or partnership name by an authorized officer or partner. Fiduciaries should give full titles as such.

______________________________
Signature



______________________________
Signature

PLEASE INDICATE IF YOU PLAN TO ATTEND THE MEETING  ______



Dated ______________, 1997